STERLING CAPITAL LONG/SHORT EQUITY FUND

SUPPLEMENT DATED NOVEMBER 25, 2015 TO THE

CLASS A AND CLASS C SHARES SUMMARY PROSPECTUS

AND THE INSTITUTIONAL SHARES SUMMARY PROSPECTUS,

EACH DATED FEBRUARY 1, 2015, AS AMENDED

On November 19, 2015, the Board of Trustees of Sterling Capital Funds approved the appointment of Caerus Investors, LLC (“Caerus”) as a sub-adviser to the Fund. It is expected that Caerus will begin acting as a sub-adviser to the Fund in early February 2016. Additional information regarding Caerus will be provided in a subsequent filing.

Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LSSUP1115